SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 21, 2001


                        ANTEON INTERNATIONAL CORPORATION
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               (Exact name of registrant as specified in charter)


         VIRGINIA                    333-84835              54-1023915
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         (State or other             (Commission            (IRS Employer
         jurisdiction of             File Number)           Identification No.)
         incorporation)


         3211 JERMANTOWN ROAD, SUITE 700, FAIRFAX, VA       22030-2801
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         (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (703) 246-0200
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                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  EXHIBIT NUMBER                     DESCRIPTION
                  --------------                     -----------

                        99.1             Press Release dated December 21, 2001.


ITEM 9.  REGULATION FD DISCLOSURE

         On December 21, 2001, we issued a press release relating to the filing by our parent corporation, Anteon International Corporation, a Delaware corporation ("Anteon Delaware"), of a Registration Statement on Form S-1 registering the common stock, and rights to purchase preferred stock, of Anteon Delaware. The press release is attached as exhibit 99.1 to this report.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ANTEON INTERNATIONAL CORPORATION



Date:January 4, 2002               By:  /s/ Curtis L. Schehr
                                        ---------------------------------------
                                        Name:   Curtis L. Schehr
                                        Title:  Senior Vice President,
                                                General Counsel & Secretary





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                                  EXHIBIT INDEX
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         EXHIBIT NUMBER                         DESCRIPTION
         --------------                         -----------

             99.1                       Press Release dated December 21, 2001.